EndowmentsSM

Growth and Income Portfolio	ENDIX

Summary prospectus
October 1, 2010

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.americanfunds.com/endowments/fundinfo. You can also get this information at no cost by calling 800/421-5475, option 3, or by sending an e-mail request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated October 1, 2010, are incorporated by reference into this summary prospectus.

Investment objectives

The primary investment objective of the fund is long-term growth of principal, with income and preservation of capital as secondary objectives.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption or exchange fees	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and/or service (12b-1) fees	none
Other expenses	0.29
Total annual fund operating expenses	0.79
Fee waiver*	0.04
Total annual fund operating expenses after fee waiver	0.75
*
The Investment Advisory and Service Agreement requires the investment adviser to reduce the fee payable to it by the amount by which the ordinary operating expenses of the fund for any fiscal year, excluding interest, taxes and extraordinary expenses, exceeds 0.75% of the average daily net assets of the fund. This provision can only be modified with the approval of the fund’s board and a vote by the fund’s shareholders.

Example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Growth and Income Portfolio	$77	$240	$417	$930

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks or securities convertible into common stocks. The fund emphasizes stocks of companies that have favorable prospects for long-term growth of capital and income through investing primarily in stocks that pay dividends.

As the majority of the fund’s shareholders are nonprofit institutions, the fund’s portfolio holdings will be consistent with the standards generally considered prudent by fiduciaries and trustees of such institutions.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio holdings. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market risks — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The bar chart below shows how the fund’s investment results have varied from year to year, and the table on page 5 shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. Lipper Growth and Income Funds Index includes mutual funds which disclose investment objectives that are reasonably comparable to those of the fund. This information provides some indication of the risks of investing in the fund. Past results are not predictive of future results. Updated information on the fund’s results can be obtained by visiting americanfunds.com/endowments.

Highest/Lowest quarterly results during this time period were:

Highest	15.02%	(quarter ended June 30, 2003)
Lowest	–18.19%	(quarter ended December 31, 2008)

The fund’s total return for the six months ended June 30, 2010, was –7.26%.

Average annual total returns For the periods ended December 31, 2009:
	1 year	5 years	10 years
Growth and Income Portfolio	23.93%	1.80%	5.07%
S&P 500 (reflects no deductions for sales charges, account fees, expenses or taxes)	26.47	0.42	–0.95
Lipper Growth and Income Funds Index (reflects no deductions for sales charges, account fees or taxes)	29.10	0.75	1.20
Annualized 30-day yield at July 31, 2010: 1.94% (For current yield information, please call American FundsLine® at 800/325-3590.)

Management

Investment adviser

Capital Research and Management Company

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Experience managing assets in this fund	Primary title with investment adviser
Robert G. O’Donnell Vice Chairman of the Board	20 years	Senior Vice President – Capital World Investors
Gregory D. Johnson President	11 years	Senior Vice President – Capital World Investors
Hilda L. Applbaum	4 years	Senior Vice President – Capital World Investors

Purchase and sale of fund shares

The minimum initial purchase is $50,000; there is no minimum on subsequent investments.

You may sell (redeem) shares by writing to, telephoning or faxing American Funds Service Company.

Shareholders of Endowments (the “Trust”) are limited to: (a) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (“501(c)(3) organizations”); (b) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (c) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The Trust may change this policy at any time without the approval of its shareholders.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you or your account is tax-exempt.

MFEDIP-980-1010P Litho in USA CGD/CF/9001	Investment Company Act No. 811-01884
The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust